                             SERVICING CERTIFICATE                        PAGE 5
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
MLCC Mortgage Investors, Inc.
Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A    Current Collection Period: 01-Mar-97 to 31-Mar-97
                                                                       P & S Agreement Date:                   01-Mar-97


PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                                 Current
                                                                                                        ---------
Class A Certificates, Series 1997A          LIBOR + 0.25%    6.00000%    Original Closing Date:    3/26/97    15-Mar-97
Class B Certificates, Series 1997A          LIBOR + 1.25%    7.00000%    Distribution Date:                   15-Apr-97
                                                                         Days in Accrual Period                      31
                                                                                                              15-Mar-97
                                                                                                              14-Apr-97

                                    Weighted Avg Mtg Rate (WAC)                           7.47500%
    LIBOR       5.75000%            Weighted Avg Net Mtg Rate (Alt. Rate)                 7.09050%

    ----------------------------------------------------------------------------------------------------------------------

  1       Beginning Pool Principal Balance                                                                 328,839,473.00
  2       Beginning Pool Balance Factor                                                                        100.000000%
    ----------------------------------------------------------------------------------------------------------------------

  3       Beginning Class A Principal Balance                                                              324,728,000.00
  4       Beginning Class B Principal Balance                                                                4,111,473.00
    ----------------------------------------------------------------------------------------------------------------------

  5       Aggregate of all Monthly Principal Payments                                   (P&S 5.08i)                  0.00
  6       Aggregate of all Principal Prepayments Received                               (P&S 5.08i)          2,031,570.54
  7       Aggregate of any Net Liquidation Proceeds Received                            (P&S 5.08iii)                0.00
  8       Aggregate of any Insurance Proceeds Received                                  (P&S 5.08iv)                 0.00
  9       Aggregate of any Awards or Settlements From Condemnation
          Proceedings                                                                   (P&S 5.08v)                  0.00
 10       Aggregate of any Proceeds From Repurchased Mortgage Loans                     (P&S 5.08vi)                 0.00
 11       Aggregate of any Revenues From Fidelity Bond or Mortgage
          Interest Insurance Policy                                                     (P&S 5.08vii)                0.00
 12       Aggregate of any Revenues From Foreclosure or Deed Net of
          any Advances                                                                  (P&S 5.08viii)               0.00
 13       Current Principal Advances                                                                                 0.00
 14       Current Servicer Principal Reimbursements                                                                  0.00
 15       Total Principal Available For Distribution
          (5+6+7+8+9+10+11+12+13-14)                                                                         2,031,570.54
 16       Unrecovered Principal Amounts (Liquidation Loss)                                                           0.00
 17       Aggregate of all Interest Payments Received                                   (P&S 5.08ii)           790,945.48
17a       Pre-funding Account Interest Earned                                           (P&S 5.14b)            238,672.35
17b       Accrued Interest at Cl A pass-through rate x Pre-funded
          Amount for 11 days (1st dist only)                                            (P&S 6.01a)            146,666.67
 18       Current Servicing Fee                                                         (P&S 5.08ii)             3,475.08
 19       Monthly Interest Advance (Recovery) based on Delinquent
          Accounts                                                                      (P&S 6.02vii)          759,117.07
 19 i.    Current Servicer Interest Advance (Recovery)                                                         759,117.07
 20       Scheduled Formula Principal Distribution Amount (5+13-14)                                                  0.00
 21       Unscheduled Formula Principal Distribution Amount
          (6+7+8+9+10+11+12)                                                                                 2,031,570.54
 22       Total Interest Available For Distribution                                                          1,931,926.49
          (17+17a+17b-18+19i)
 23       Total Funds Available For Distribution (15+22)                                                     3,963,497.03

          ----------------------------------------------------------------------------------------------------------------
 24       Formula Principal Distribution Amount  (Lines 20 + 21)                                             2,031,570.54
          ----------------------------------------------------------------------------------------------------------------
                                                                           WATERFALL
 25 i.    Class A Percentage (Beg. Class A prin bal/Beg. pool                           (P&S 6.02i)                 98.75%
          prin bal.)
    ii.   Class A Percentage  x  Scheduled Formula Principal
          Distribution Amount (Line 20)                                                                              0.00
    iii.  Class A Prepayment Percentage                                                                            100.00%
    iv.   Class A Prepayment Percentage  x  Unscheduled Formula
          Principal Distribution Amount                                                                      2,031,570.54
    v.    Class A Total Distribution Allocable to Principal                     2                            2,031,570.54
    vi.   Class A Recovered Principal Amount                                                                         0.00
    vii   Class A Unrecovered Principal Amount                                  7                                    0.00

 26 i.    Class A Total Distribution Allocable to Interest
          (min of: 26ii. or 23)                                                 1       (P&S 6.02ii)         1,677,761.33
    ii.   Class A Interest Formula Distribution Amount (26iii. + 26iv.)                 (P&S 6.02ii)         1,677,761.33
    iii.  Class A Current Interest  (pass-through rate x A's upb)                       (P&S 6.02ii)         1,677,761.33
    iv.   Class A Unpaid Interest Shortfall  (Class A's interest s/f
          from preceding distribution date)                                             (P&S 6.02iii)                0.00
    v.    Class A Unpaid Interest Shortfall  (Class A's interest s/f
          from preceding distribution date)                                             (P&S 6.02iii)                0.00
    vi.   Class A Unpaid Interest Shortfall included in 26i.
          (when 26iii. less than 0: min of 26i. and 26iv.)                              (P&S 6.02iii)                0.00
    viii. Class A Interest Shortfall  (26ii. - 26i.)                                    (P&S 6.02iii)                0.00
    ----------------------------------------------------------------------------------------------------------------------

 27 i     Current Certificate Insurance Premium                                 3                               24,365.53
    ii.   Reimbursement Amount                                                  4       (P&S 6.02vi)                 0.00
    iii.  Redirection of Certificate Insurance                                                                  10,000.00
    iv.   Total Amount to Certificate Insurer                                                                   14,365.53
    ----------------------------------------------------------------------------------------------------------------------

 28 i     Subordinated Percentage                                                       (P&S 6.02i)                  1.25%
    ii    Subordinated Percentage of Scheduled Formula Principal
          Distribution Amount                                                                                        0.00
    iii.  Subordinated Prepayment Percentage                                                                         0.00%
    iv.   Subordinated Prepayment Percentage of Unscheduled Formula
          Principal Distribution Amount                                                                              0.00
    v.    Class B Total Distribution Allocable to Principal                     8                                    0.00
    vi.   Class B Recovered Loss Amount                                         9                                    0.00
    vii   Class B Unrecovered Loss Amount                                                                            0.00

 29 i     Class B Total Distribution Allocable to Interest                      6       (P&S 6.02ii)                 0.00
    ii.   Class B Interest Formula Distribution Amount (29iii. + 29iv.)                 (P&S 6.02ii)            24,783.05
    iii.  Class B Current Interest (pass-through rate x B's upb)                        (P&S 6.02iii)           24,783.05
    iv.   Class B Unpaid Interest Shortfall  (Class B's interest
          s/f from preceding distribution date)                                         (P&S 6.02iii)                0.00
    v.    Class B Unpaid Interest Shortfall  (Class A's interest
          s/f from preceding distribution date)
    vi.   Class B Unpaid Interest Shortfall included in 26i.
          (when 29iii. less than 0: min of 29i. and 29iv.)                                                           0.00

    viii. Class B Interest Shortfall  (29ii. - 29i.)                                                            24,783.05
    ----------------------------------------------------------------------------------------------------------------------

 30 i.    Cumulative Master Servicer Advanced Interest                                  (P&S 6.02v)            759,117.07
    ii.   Cumulative Master Servicer Advanced Principal                                                              0.00
    ----------------------------------------------------------------------------------------------------------------------

 31 i.    Beginning Reserve Fund Balance                                                (P&S 6.06)                   0.00
    ii.   Current Reserve Fund Deposit                                          5                              239,799.63
    iii.  Current Reserve Fund Advances                                                                              0.00
    iv.   Ending Reserve Fund Balance (required amount = $250,000)                                             239,799.63
    ----------------------------------------------------------------------------------------------------------------------

 32 i.    Available Excess Interest                                                                            205,016.58
    ii.   Distribution Account Shortfall                                                (P&S 6.02xvi)                0.00
    iii.  Class R Distribution Amount For Such Distribution Date               10                                   (0.00)
    ----------------------------------------------------------------------------------------------------------------------

 33 i.    Ending Pool Principal Balance                                                 (P&S 6.02vii)      326,807,902.46
    ii.   Ending Pool Balance Factor                                                                            99.382200%
    ----------------------------------------------------------------------------------------------------------------------

 34       Ending Class A Principal Balance                                                                 322,696,429.46
 35       Ending Class B Principal Balance                                                                   4,111,473.00
    ======================================================================================================================

                        STATEMENT TO CERTIFICATEHOLDERS                   PAGE 6
    ----------------------------------------------------------------------------

    MLCC Mortgage Investors, Inc.
    Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A    Current Collection Period:  01-Mar-97 to 31-Mar-97

    PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                 LIBOR=    5.7500%
    Class A Certificates, Series 1997A          LIBOR + 0.25%    6.00000%    Original Closing Date:               15-Mar-97
    Class B Certificates, Series 1997A          LIBOR + 1.25%    7.00000%    Distribution Date:                   15-Apr-97


                        Weighted Avg Net Mtg Rate (Alt. Rate)    7.09050%

          --------------------------------------------------------------------------------------------------------------------------
  1 i.    Class A Total Distribution Allocable to Principal                                                                6.256222
    ii.   Class A Percentage  x  Scheduled Formula Principal Distribution Amount (Line 20)                                 0.000000
    iii.  Class A Prepayment Percentage  x  Unscheduled Formula Principal Distribution
          Amount                                                                                                           6.256222
    iv.   Class A Recovered Principal Amount                                                                               0.000000
    v.    Class A Unrecovered Principal Amount                                                                             0.000000

  2 i.    Class A Total Distribution Allocable to Interest  (min of: 26ii or 23)                                           5.166667
    ii.   Class A Unpaid Interest Shortfall (Class A's interest s/f from preceding
          distribution date)                                                                                               5.166667
    iii.  Class A Unpaid Interest Shortfall included in 26i.  (when 26iii. less than 0:
          min of 26i. and 26iv.)                                                                                           0.000000
    iv.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding
          distribution date)                                                                                               0.000000
          --------------------------------------------------------------------------------------------------------------------------

  3 i.    Class B Total Distribution Allocable to Principal                                                                0.000000
    ii.   Subordinated Percentage of Scheduled Formula Principal Distribution Amount                                       0.000000
    iii.  Subordinated Prepayment Percentage of Unscheduled Formula Principal
          Distribution Amount                                                                                              0.000000
    iv.   Class B Recovered Loss Amount                                                                                    0.000000
    v.    Class B Unrecovered Loss Amount                                                                                  0.000000

  4 i.    Class B Total Distribution Allocable to Interest                                                                 0.000000
    ii.   Class B Interest Formula Distribution Amount (29iii. +  29iv.)                                                   6.027779
    iii.  Class B Current Interest (pass-through rate x B's upb)                                                           6.027779
    iv.   Class B Unpaid Interest Shortfall (Class B's interest s/f from preceding
          distribution date)                                                                                               0.000000
          --------------------------------------------------------------------------------------------------------------------------

  5       Ending Pool Principal Balance                                                                              326,807,902.46
  6       Ending Pool Balance Factor                                                                                      99.382200%
  7       Ending Class A Principal Balance                                                                           322,696,429.46
  8       Ending Class B Principal Balance                                                                             4,111,473.00
          --------------------------------------------------------------------------------------------------------------------------

  9 i.    Current Master Servicer Advanced (Recovered) Interest                                                          759,117.07
    ii.   Current Master Servicer Advanced (Recovered) Principal                                                               0.00
    iii.  Current Trustee Advanced Interest                                                                                    0.00
    iv.   Current Trustee Advanced Principal                                                                                   0.00
    v.    Additional Servicing Compensation                                                          (P&S 6.02ix  )            0.00
    vi.   Amount of Servicing Advances Paid by Master Servicer                                       (P&S 6.02 x  )            0.00
    vii   Formula Principal Amount & Unrecovered Principal Amounts                                   (P&S 6.02iv  )            0.00
    viii. Amount of Delinquencies of Mortgage Loans                                                                            0.00
    ix.   CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE:     15-Apr-97                                                       0.00000%
    x.    CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE:     15-Apr-97                                                       0.00000%
          --------------------------------------------------------------------------------------------------------------------------

 10 i.    Number of Mortgage Loans 30 to 59 Days Delinquent                                                                       0
    ii.   Aggregate Principal Balances of Mortgage Loans 30 to 59 Days Delinquent                                              0.00
 11 i..   Number of Mortgage Loans 60 to 89 Days Delinquent                                                                       0
    ii.   Aggregate Principal Balances of Mortgage Loans 60 to 89 Days Delinquent                                              0.00
 12 i.    Number of Mortgage Loans 90 or More Days Delinquent                                                                     0
    ii.   Aggregate Principal Balances of Mortgage Loans 90 or More Days Delinquent                                            0.00
 13 i.    Number of Mortgage Loans in Foreclosure                                                                                 0
    ii.   Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                         0.00
 14       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                             0.00
 15       Aggregate Net Liquidation Losses from Liquidated Mortgage Loans                            (P&S 6.02xiii)             0.00
          ==========================================================================================================================